UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 30, 2003

(Date of Report)

Jones Soda Co.

(Exact Name of Registrant as Specified in its Charter)

Washington	0-28820	91-1696175
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

234 Ninth Avenue North

Seattle, WA 98109

(Address of Principal Executive Offices, including zip)

(206) 624-3357

(Registrant’s Telephone Number, including area code)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1	Press Release, dated October 30, 2003, “Jones Soda Co. Announces Third Quarter 2003 Financial Results.”

Item 12.	Disclosure of Results of Operations and Financial Condition.

On October 30, 2003, Jones Soda Co. issued a news release announcing its financial results for the third quarter ended September 30, 2003. A copy of this news release is attached as Exhibit 99.1.

As previously announced by the Company in a news release issued on October 28, 2003, the Company will hold its quarterly conference call to discuss the third quarter results on Thursday, October 30, 2003, at 1:30 pm Pacific Time (4:30 pm Eastern Time). This call is being webcast by CCBN and can be accessed at the Company’s web site at www.jonessoda.com/stockstuff/invest.html. The webcast is also being distributed over CCBN’s Investor Distribution Network to both institutional and individual investors. Individual investors can listen to the call through CCBN’s individual investor center at www.fulldisclosure.com or by visiting any of the investor sites in CCBN’s Individual Investor Network. Institutional investors can access the call via CCBN’s password-protected event management site, StreetEvents (www.streetevents.com).

The information contained in this Item 12 on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 30, 2003.

JONES SODA CO.

By:	/s/ Jennifer L. Cue

Jennifer L. Cue Chief Financial Officer